SEPARATION AGREEMENT AND GENERAL RELEASE This Separation Agreement and General Release (“Agreement”) is entered into by and between Pacific Mercantile Bancorp, a California corporation (“PMB”) and Pacific Mercantile Bank, a California banking corporation (the “Bank” and together with PMB, the “Employer”), on the one hand, and Thomas M. Vertin (the “Employee”), on the other hand, with reference to the following facts: RECITALS WHEREAS, the Employer and the Employee are parties to that certain Employment Agreement dated December 8, 2015 (the “Employment Agreement”); and WHEREAS, the Employee’s employment with the Employer will terminate effective as of September 3, 2019 (the “Separation Date”), and such termination shall constitute a “separation from service” within the meaning of Section 409A of the Internal Revenue Code of 1986 as amended. NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties hereby agree as follows: AGREEMENT 1. Termination of Employment and Other Positions. The Separation Date shall be the Employee’s last date of employment in all positions Employee holds with each Employer and each of the Employer’s affiliates. On the Separation Date, the Employee resigns as a member of the Board of Directors of each Employer and each of the Employer’s subsidiaries. 2. Consideration. In consideration of the promises and releases made herein, if the Employee timely signs, returns and does not revoke this Agreement, and any period of revocation expires, all occurring within fifty-five (55) days after the Separation Date, the parties agree that (a) the Bank shall pay the Employee Four Hundred Twelve Thousand Dollars ($412,000), which is equal to twelve (12) months of Employee’s current Base Salary (as such term is defined in the Employment Agreement), less applicable deductions under federal, state and local laws (“Severance”), payable in a single lump sum on the 90th day following the Separation Date, and (b) any outstanding equity-based compensation awards granted to the Employee under the PMB 2010 Equity Incentive Plan (“Plan”), including the Employee’s unvested restricted stock awards and stock options, shall vest and become free of restrictions as of the Severance Trigger Date, and any outstanding stock options held by the Employee shall be exercisable until the earliest to occur of (i) 5:00 p.m. Pacific Time on March 31, 2020, (ii) the consummation of a change of control of PMB (as defined in the Plan), or (iii) a material breach by the Employee of any of his obligations under this Agreement or the Employment Agreement. For the avoidance of doubt, any Internal Revenue Code Section 422 incentive stock options which are in-the-money shall become nonqualified stock options as of the Severance Trigger Date. SMRH:4838-6792-2589.6 -1-

3. General Release. In consideration of the Severance and other promises made herein, the Employee, on behalf of himself, his heirs, successors, executors, attorneys, administrators, agents and assigns (collectively, the “Releasing Parties”) voluntarily and of the Employee’s own free will, hereby releases, forever discharges and holds harmless, each Employer and each of their respective current and former subsidiaries, affiliates and parent companies, and each of their respective current and former officers, members, directors, trustees, insurers, employees, agents, consultants, benefit plans, fiduciaries, administrators, owners, boards, trustees, shareholders, partners, parents, subsidiaries, affiliates, related entities, representatives, and attorneys, and each of their predecessors, successors and assigns (collectively, the “Released Parties”) from any and all claims, rights, causes of action, demands, liabilities, debts, actions, charges, complaints, obligations, costs, expenses, attorneys’ fees, damages, injuries, losses, agreements, interest, promises, judgments, accounts, and other legal responsibilities arising in law, equity or otherwise, of any and every kind, nature and character whatsoever, whether known or unknown, unforeseen, unanticipated, unsuspected or latent, which any of the Releasing Parties now own or hold, or have at any time heretofore owned or held, or may at any time own or hold by reason of any matter arising from any act, event or omission which has occurred up through the date the Employee executes this Agreement. Without limiting the generality of the foregoing, this general release includes, but is not limited to, claims for personal injury; claims for breach of any implied or express contract or covenant; claims for promissory estoppel; claims for failure to pay wages, benefits, vacation pay, severance pay, attorneys’ fees, or any compensation of any sort; claims for failure to grant equity or allow equity to vest; claims for wrongful termination, public policy violations, defamation, interference with contract or prospective economic advantage, invasion of privacy, fraud, misrepresentation, emotional distress, breach of fiduciary duty, breach of the duty of loyalty or other common law or tort causes of action; claims of harassment, retaliation or discrimination based upon race, color, sex, national origin, ancestry, age, disability, handicap, medical condition, religion, marital status, or any other protected class or status under federal, state, or local law; claims arising under or relating to employment or employment contracts; claims for unlawful effort to prevent employment, or unfair or unlawful business practices, including without limitation all claims arising under Section 806 of the employee protection provisions of the Sarbanes-Oxley Act of 2002; and claims arising under or relating to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Civil Rights Acts of 1866 and/or 1871, the Americans With Disabilities Act of 1990, the Age Discrimination in Employment Act the Older Workers Benefits Protection Act, the Family Medical Leave Act, the California Labor Code, including without limitation section 1102.5 of the Labor Code, the California Fair Employment and Housing Act, the Occupational Safety and Health Act or any other health/safety laws, statutes or regulations, the Employee Retirement Income Security Act of 1974, the Internal Revenue Code, the California Family Rights Act, including any amendments to or regulations promulgated under these statutes and including the similar laws of any other states, any state human rights act, or any other applicable federal, state or local employment statute, law or ordinance. Notwithstanding the foregoing, none of the waivers and releases anywhere in this Agreement shall waive, release, or limit in any way: (a) the Employee’s rights and claims not subject to waiver by private agreement; (b) the Employee’s claim for unemployment insurance; (c) the Employee’s rights and claims that cannot be waived as a matter of law; (d) any right of the Employee to indemnification for service to the Employer in an officer or director capacity, SMRH:4838-6792-2589.6 -2-

including his rights under any Directors and Officers Insurance policy obtained by the Employer; or (e) the parties’ rights to enforce this Agreement. To the maximum extent permitted by law, the Employee agrees not to initiate, file, cause to be filed, or otherwise pursue any claims, either as an individual on his own behalf or as a representative, member or shareholder in a class, collective or derivative action. The Employee acknowledges that this Agreement does not prohibit the Employee from challenging the validity of the waiver of his claims under the ADEA as contained in Section 4 of this Agreement (but no other portion of such waiver) or from filing a charge with or participating in an investigation by a governmental administrative agency or reporting alleged violations of law to an appropriate government agency; provided, however, that, except with respect to the Securities and Exchange Commission, the Employee hereby waives any right to receive any monetary award resulting from such a charge or investigation and provided further that the Employee agrees not to encourage any person, including any current or former employee of the Company or the Bank, to file any kind of claim whatsoever against any of the Released Parties. 4. ADEA Waiver. The Employee acknowledges and agrees that the Employee is hereby waiving and releasing any age claims or rights the Employee may have under the Age Discrimination in Employment Act of 1967 (“ADEA”), as amended by the Older Workers’ Benefit Protection Act of 1990, 29 U.S.C. §§ 621 et seq. This Section and this Agreement are written in a manner calculated to be understood by the Employee. In connection with this ADEA release, the Employee agrees that the Employee is hereby entering into this waiver and release knowingly and voluntarily, and that this waiver and release does not apply to any rights or claims that may arise under the ADEA after the date the Employee executes this Agreement. The Employee further acknowledges that the consideration given for the release of the ADEA claims is in addition to anything of value to which the Employee was already entitled. Finally, the Employee acknowledges that the Employee has been advised by this writing that: (a) the Employee should consult with an attorney prior to executing this Agreement; (b) the Employee has had at least forty-five (45) days from receipt of this Agreement to consider whether to execute it and release any age claim under the ADEA. If the Employee chooses to execute this Agreement before the 45-day period has elapsed, the Employee does so knowingly and voluntarily; (c) the Employee has seven (7) days following the Employee’s execution of this Agreement to revoke the Employee’s signature by providing written notice of this fact within the 7-day period to Employer; such written notice to be delivered by overnight courier to Employer at the following address: Pacific Mercantile Bancorp 949 South Coast Drive, Suite 300 Costa Mesa, CA 92626 Attention: Chief Financial Officer SMRH:4838-6792-2589.6 -3-

(d) if the Employee revokes the Agreement, the Employee will not receive the Severance or other benefits set forth in the Agreement; and (e) the “Severance Trigger Date” of this Agreement as used herein shall be the eighth day following the date the Employee signs and returns it assuming the Employee has not delivered revocation pursuant to clause (c). 5. Waiver of Civil Code Section 1542. The Employee understands that the foregoing releases shall be effective as a full and final accord and satisfaction and general release of all claims, whether known or unknown, against each Employer and the other Released Parties. The Employee acknowledges that the Employee has been advised of and fully waives, Section 1542 of the Civil Code of the State of California which provides as follows: “A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party.” The Employee is aware that the Employee may hereafter discover claims or facts in addition to or different from those the Employee now knows or believes to exist with respect to the subject matter of this Agreement which if the Employee had known, may have affected the Employee’s decision to sign this Agreement; however, the Employee hereby settles and releases all of the claims which the Employee has or may have against each Employer and the other Released Parties including arising out of such additional or different facts. 6. No Transferred Claims. The Employee represents and warrants to the Employer that he has not heretofore assigned or transferred to any person not a party to this Agreement any released matter or any part or portion thereof. 7. Final Pay and Benefits. In accordance with California law, the Employee has received or will receive his final paycheck, any accrued but unused paid time off and any unreimbursed business expenses and allowances, through the Separation Date. All company- provided benefits and privileges shall terminate on the Separation Date and/or in accordance with the applicable benefit plan or program. In addition, the Employee will receive notice regarding the continuation of health insurance benefits pursuant to COBRA under separate cover, if applicable. The Employee acknowledges that all of the Employer’s obligations to the Employee as a result of the Employee’s employment with the Employer, including under the Employment Agreement and any change of control plan or agreement, have been fully satisfied, and that no additional wages, bonuses, equity, stock options, incentives, commissions, severance, change of control payments, paid time off, benefits, or compensation of any nature is due to the Employee except as set forth in Section 2 of this Agreement if the Employee timely signs, returns and does not revoke this Agreement. 8. Return of Property. On or before the Separation Date, the Employee agrees to return to the Employer all property of the Employer including, all business materials, customer files, documents, electronically-stored information, keys, credit cards, identification badges, equipment including automobiles, software, computers and computer devices (laptops, PDAs, SMRH:4838-6792-2589.6 -4-

phones, etc.) which the Employee used, accessed or possessed during the Employee’s employment. 9. Work Injuries/Leaves. The Employee affirms that he has no known workplace injuries or occupational diseases not previously disclosed to the Employer which would be compensable under the California Workers’ Compensation system, and that the Employee has been provided and/or has not been denied or retaliated against for requesting any leave under the Family and Medical Leave Act or the California Family Rights Act. 10. No Admission. The parties agree that this Agreement is not to be construed or used as, and is not evidence of an admission by the Employer or any of the Released Parties of any violation of any federal, state or local statute, ordinance or regulation or any duty allegedly owed by the Employer or any of the other Released Parties to the Employee. 11. Continuing Obligations. The parties understand and agree that nothing in this Agreement shall affect, mitigate, release or supersede the Employee’s continuing confidentiality and business protection covenants under the Employment Agreement. Notwithstanding anything to the contrary in the Employment Agreement or this Agreement, nothing in Section 6 of the Employment Agreement or this Agreement is intended to prohibit or prohibits the Employee from reporting alleged violations of law to an appropriate government agency. In addition, the Employee is hereby notified that 18 U.S.C. § 1833(b) states as follows: “An individual shall not be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of a trade secret that—(A) is made—(i) in confidence to a Federal, State, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.” Accordingly, notwithstanding anything to the contrary in the Employment Agreement or this Agreement, the Employee understands that he has the right to disclose in confidence trade secrets to federal, state, and local government officials, or to an attorney, for the sole purpose of reporting or investigating a suspected violation of law The Employee understands that he also has the right to disclose trade secrets in a document filed in a lawsuit or other proceeding, but only if the filing is made under seal and protected from public disclosure. The Employee understands and acknowledges that nothing in the Employment Agreement or this Agreement is intended to conflict with 18 U.S.C. § 1833(b) or create liability for disclosures of trade secrets that are expressly allowed by 18 U.S.C. § 1833(b). 12. Opportunity to Consult Counsel. The Employee has been given the opportunity to review this Agreement with an attorney and tax advisor of the Employee’s choice. Each party shall bear such party’s own attorneys’ fees and costs in connection with the review of this Agreement. 13. Miscellaneous. The following provisions shall apply for purposes of this Agreement: SMRH:4838-6792-2589.6 -5-

(a) Number and Gender. Where the context requires, the singular shall include the plural, the plural shall include the singular, and any gender shall include all other genders. (b) Headings. The headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, or extend or interpret the scope of this Agreement or of any particular provision hereof. (c) Authority. Each of the parties hereto hereby represents that each has taken all actions necessary in order to execute and deliver this Agreement. (d) Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the laws of the State of California, without giving effect to the choice of law principles thereof. (e) Severability. If any provision of this Agreement or the application thereof is held invalid, the invalidity shall not affect other provisions or applications of this Agreement which can be given effect without the invalid provisions or applications and to this end the provisions of this Agreement are declared to be severable. (f) Modifications. This Agreement may not be amended, modified or changed (in whole or in part), except by a formal, definitive written agreement expressly referring to this Agreement, which agreement is executed by both of the parties hereto. (g) Waiver. No waiver of any breach of any term or provision of this Agreement shall be construed to be, nor shall be, a waiver of any other breach of this Agreement. No waiver shall be binding unless in writing and signed by the party waiving the breach. (h) Arbitration. Any controversy arising out of or relating to this Agreement shall be submitted to arbitration in accordance with the arbitration provisions of the Employee’s employment agreement entered with Employer. (i) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument. Photographic copies of such signed counterparts may be used in lieu of the originals for any purpose. [Remainder of page intentionally left blank] SMRH:4838-6792-2589.6 -6-

The undersigned have read and understand the consequences of this Agreement and voluntarily sign it. The undersigned declare under penalty of perjury under the laws of the State of California that the foregoing is true and correct. EXECUTED this 29th day of August, 2019, at Orange County, California. “EMPLOYEE” /s/ Thomas M. Vertin Thomas M. Vertin EXECUTED this 29th day of August, 2019, at Orange County, California. PACIFIC MERCANTILE BANK By: /s/ Edward J. Carpenter Name: Edward J. Carpenter Title: Chairman of the Board PACIFIC MERCANTILE BANCORP By: /s/ Edward J. Carpenter Name: Edward J. Carpenter Title: Chairman of the Board SMRH:4838-6792-2589.6 -7-